UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2007

VIKING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49636	86-0913802
(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Ste. 900, San Diego, CA	92122
(Address of Principal Executive Offices)	(Zip Code)

858-431-4010
(Registrant’s Telephone Number, Including Area Code)

_________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 26, 2007, Viking Systems, Inc. (“Viking”) completed a bridge financing of $300,000 and issued a promissory note in that amount to the lender, Donald E. Tucker. Mr. Tucker is the Chief Executive Officer and Chairman of Viking. The material terms of the promissory note include, but are not limited to, the following:

Maturity Date of Note	February 26, 2007

Interest Rate of Note	Eight percent per annum. If the Note is not paid on or before February 26, 2007, interest accrues at 18% per annum.

No Security Subordination	The Note is unsecured The Note is subordinated to Senior Indebtedness as defined in the Note.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

Exhibit Number	Description

10.1	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31 , 2007	VIKING SYSTEMS, INC.

By: /s/ Gregory Decker
Chief Financial Officer